Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending January 31, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)     the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-3AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$—

12.04 (b)                the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$6,968
A-3AR Notes	196,868
A-1L Notes	—
A-4AR Notes	162,039
A-5AR Notes	249,200
B-2AR Notes	33,476
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	409,286
B-3AR Notes	104,611
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	134,151
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,296,599

12.04 (c)                the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)                the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,353,509,413

12.04 (e)                the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$1,700,000
A-2AR Notes	—
A-3AR Notes	47,400,000
B-1AR Notes	—
A-1L Notes	55,150,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	110,300,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	160,354,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,425,504,000

12.04 (f)                  the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	5.280%
A-3AR Notes	5.320%
A-1L Notes	5.470%
A-4AR Notes	5.260%
A-5AR Notes	5.320%
B-2AR Notes	5.400%
A-2L Notes	5.400%
A-3L Notes	5.450%
A-6AR Notes	5.270%
B-3AR Notes	5.360%
A-4L Notes	5.400%
A-5L Notes	5.490%
A-6L Notes	5.520%
B-4AR Notes	5.360%
A-7L Notes	5.400%
A-8L Notes	5.500%
A-9L Notes	5.530%
A-10L Notes	5.560%
A-11L Notes	5.600%

12.04 (g)               the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	—
Sub-servicing fees	232,273

12.04 (h)               the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	—
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	38,239
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)                  the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$17,671,602	5,219,008	22,890,611

Of the total amount recovered above, $1,972,558.03 was in-transit as of 01-31-07, and was received in early February.

12.04 (j)                  the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

Reserve Fund	Balance	Withdrawals
	$19,429,401	—

Acquisition Fund:

12.04 (k)              the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)                  the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)            the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$941,822

12.04 (n)               the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)                the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,339	$34,542,902
31 - 60 days	1,518	50,315,915
61 - 90 days	1,077	31,182,108
91 - 120 days	818	20,445,252
Over 120 days	1,187	37,239,385
Claims filed	172	5,322,965
	6,111	$179,048,527

*       Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)                the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$77,020,870	$230,562	$77,251,432
Reserve Fund	19,429,401	85,893	19,515,294
Acquisition Fund	—	123	123
Redemption Fund	3,238,527	6,535	3,245,062
Student Loan Receivable	2,353,509,413	30,478,079	2,383,987,492
Total	$2,453,198,210	$30,801,193	$2,483,999,402

Class	Balance	Accrued Interest	Total
A-1AR Notes	$1,700,000	$1,995	$1,701,995
A-2AR Notes	—	—	—
A-3AR Notes	47,400,000	189,126	47,589,126
B-1AR Notes	—	—	—
A-1L Notes	55,150,000	544,683	55,694,683
A-4AR Notes	32,000,000	9,351	32,009,351
A-5AR Notes	60,000,000	203,933	60,203,933
B-2AR Notes	8,000,000	22,800	8,022,800
A-2L Notes	110,300,000	1,075,425	111,375,425
A-3L Notes	235,000,000	2,312,465	237,312,465
A-6AR Notes	100,000,000	—	100,000,000
B-3AR Notes	25,000,000	52,111	25,052,111
A-4L Notes	160,354,000	1,563,452	161,917,452
A-5L Notes	171,000,000	1,695,038	172,695,038
A-6L Notes	245,000,000	2,441,833	247,441,833
B-4AR Notes	32,000,000	38,116	32,038,116
A-7L Notes	90,000,000	877,500	90,877,500
A-8L Notes	372,000,000	3,694,167	375,694,167
A-9L Notes	143,000,000	1,427,815	144,427,815
A-10L Notes	234,000,000	2,349,100	236,349,100
A-11L Notes	303,600,000	3,069,733	306,669,733
	$2,425,504,000	$21,568,643	$2,447,072,643
Value of the Trust Estate:
Student Loans–unpaid principal			$2,353,509,413
Student Loans–accrued interest/special allowance			30,478,079
Funds held on deposit			99,688,796.73
Funds held on deposit– accrued interest			323,114
Total			$2,483,999,402
Unpaid principal balance of Notes Outstanding			$2,360,504,000
Unpaid principal balance of Senior Notes Outstanding
Parity–Notes Outstanding			101.51%
Parity–Senior Notes Outstanding			105.23%

12.04 (q) the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,694	228,448,391	9.71%
Financed Student Loans in deferment	9,521	393,282,753	16.71%